                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 23, 1998



            Transamerica Consumer Mortgage Receivables Corporation
           --------------------------------------------------------
          (EXACT NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                        333-00282                33-0688964
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 OF INCORPORATION)                                            IDENTIFICATION
                                                                  NUMBER


1150 South Olive Street, Suit 2800, Los Angeles, CA                90015
-------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 742-4865


                      ____________________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                        Exhibit Index Located on Page 2
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Item 5.  Other Events
         ------------

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998, and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998) are hereby incorporated by reference into (i) this Report on Form 8-K, (ii) the Registration Statement (No. 333-000282) of Transamerica Consumer Mortgage Receivables Corporation (the "Registrant") and (iii) the prospectus supplement of the Registrant dated November 23, 1998 (the "Prospectus Supplement"), and shall be deemed to be a part hereof and thereof.

     In connection with the issuance of TFC Home Equity Loan Asset-Backed Certificates, Series 1998-1, pursuant to the Prospectus Supplement and related prospectus, the Registrant is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the Prospectus Supplement. The consent of KPMG is attached hereto as Exhibit 23.1


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits


Exhibit                                                     Sequential
Number                                                       Numbered
-----------------                                             Exhibit
                                                               Page

                                                               ----
23.1                Consent of KPMG Peat Marwick LLP            4

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRANSAMERICA CONSUMER
                                    MORTGAGE RECEIVABLES
                                    CORPORATION




                                    By:  /s/ Stephen H. Foltz
                                         --------------------
                                    Name:   Stephen H. Foltz
                                    Title:  Senior Vice President, Treasurer
                                            and Controller



Dated: November 23, 1998

                                       3